    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 20, 2000
                                                    REGISTRATION NO. 333-
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                       Securities and Exchange Commission
                             Washington, D.C. 20549
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                                    FORM S-1
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
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                         WESTPORT RESOURCES CORPORATION

             (Exact Name of Registrant as Specified in Its Charter)

              DELAWARE                               1311                              23-3020832
  (State or Other Jurisdiction of        (Primary standard industrial               (I.R.S. Employer
   Incorporation or Organization)        classification code number)             Identification Number)

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                       410 SEVENTEENTH STREET, SUITE 2300
                             DENVER, COLORADO 80202
                           TELEPHONE: (303) 573-5404
              (Address, Including Zip Code, and Telephone Number,
       Including Area Code, of Registrant's Principal Executive Offices)

                                 DONALD D. WOLF
               CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER
                         WESTPORT RESOURCES CORPORATION
                       410 SEVENTEENTH STREET, SUITE 2300
                             DENVER, COLORADO 80202
                           TELEPHONE: (303) 573-5404
           (Name, Address, Including Zip Code, and Telephone Number,
                   Including Area Code, of Agent for Service)
                               ------------------

                                With a copy to:

             MICHAEL E. DILLARD, P.C.                                WILLIAM J. WHELAN, III
     AKIN, GUMP, STRAUSS, HAUER & FELD, L.L.P.                       CRAVATH, SWAINE & MOORE
          1700 PACIFIC AVENUE, SUITE 4100                      WORLDWIDE PLAZA, 825 EIGHTH AVENUE
                DALLAS, TEXAS 75201                                 NEW YORK, NEW YORK 10019
             TELEPHONE: (214) 969-2800                              TELEPHONE: (212) 474-1000
             FACSIMILE: (214) 969-4343                              FACSIMILE: (212) 474-3700

     Approximate date of commencement of proposed sale to the public: As soon as practicable on or after the effective date of this Registration Statement.

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-40422

     If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
---------------------

     If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
---------------------

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
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                        CALCULATION OF REGISTRATION FEE

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                                                                         PROPOSED
                                                                         MAXIMUM          PROPOSED MAXIMUM       AMOUNT OF
         TITLE OF EACH CLASS OF SECURITIES           AMOUNT TO BE     OFFERING PRICE     AGGREGATE OFFERING    REGISTRATION
                 TO BE REGISTERED                   REGISTERED(1)      PER SHARE(2)           PRICE(2)            FEE(3)
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
Common stock, par value $.01 per share.............   1,300,000           $15.00            $19,500,000           $5,148
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

(1) Includes 150,000 shares that may be issued and sold if the underwriters exercise their over-allotment option.
(2) Estimated solely for the purpose of calculating the amount of the registration fee in accordance with Rule 457(o).
(3) Calculated pursuant to Rule 475(a) under the Securities Act based on an estimate of the proposed maximum offering price.

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

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     This Registration Statement is being filed pursuant to Rule 462(b) and General Instruction V of Form S-1, both promulgated under the Securities Act of 1933, as amended. The contents of Registration Statement on Form S-1 (File No. 333-40422) filed with the Securities and Exchange Commission (the "Commission") on June 29, 2000, as amended by Amendment No. 1 dated August 23, 2000, as amended by Amendment No. 2 dated September 27, 2000, as amended by Amendment No. 3 dated October 18, 2000, and declared effective by the Commission on October 19, 2000, are hereby incorporated by reference.

                               INDEX TO EXHIBITS

        EXHIBIT
          NO.                                    DESCRIPTION
        -------                                  -----------
          5              -- Opinion of Akin, Gump, Strauss, Hauer & Feld, L.L.P.
         23.1            -- Consent of Arthur Andersen L.L.P.
         23.2            -- Consent of Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                            (included in its opinion filed as Exhibit 5 hereto).
         23.3            -- Consent of Ryder Scott Company, L.P.
         23.4            -- Consent of Netherland, Sewell & Associates, Inc.
         24.1*           -- Power of Attorney (included on the signature page to
                            Westport Resources Corporation Registration Statement on
                            Form S-1 (File No. 333-40422) and incorporated by
                            reference herein).

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 * Previously filed.

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

     (a) EXHIBITS. All Exhibits filed with the Registration Statement on Form S-1 (File No. 333-40422) are incorporated herein by reference thereto, and shall be deemed part of this Registration Statement, except the following, which are filed herewith:

Exhibit 5        Opinion of Akin, Gump, Strauss, Hauer & Feld, L.L.P.
Exhibit 23.1     Consent of Arthur Andersen LLP
Exhibit 23.2     Consent of Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                 (contained in Exhibit 5)
Exhibit 23.3     Consent of Ryder Scott Company, L.P.
Exhibit 23.4     Consent of Netherland, Sewell & Associates, Inc.
Exhibit 24.1* Power of Attorney (included on the signature page to Westport Resources Corporation Registration Statement on
                 Form S-1 (File No. 333-404022) and incorporated herein by reference)

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* Previously filed.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on October 20th, 2000.

                                            WESTPORT RESOURCES CORPORATION

                                            By:     /s/ DONALD D. WOLF
                                              ----------------------------------
                                                       Donald D. Wolf
                                            Chairman and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated below:

                        NAME                                       TITLE                     DATE
                        ----                                       -----                     ----

                 /s/ DONALD D. WOLF                    Chairman, Chief Executive       October 20, 2000
-----------------------------------------------------    Officer and Director
                   Donald D. Wolf                        (Principal Executive
                                                         Officer)

                          *                            Chief Financial Officer         October 20, 2000
-----------------------------------------------------    (Principal Financial
                  James H. Shonsey                       Officer)

                          *                            Vice President -- Accounting    October 20, 2000
-----------------------------------------------------    (Principal Accounting
                 Kenneth D. Anderson                     Officer)

                          *                            Director                        October 20, 2000
-----------------------------------------------------
                   Michael Russell

                          *                            Director                        October 20, 2000
-----------------------------------------------------
                   Murry S. Gerber

                          *                            Director                        October 20, 2000
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                   David L. Porges

                          *                            Director                        October 20, 2000
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                    James M. Funk

                          *                            Director                        October 20, 2000
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                  Alex M. Cranberg

                          *                            Director                        October 20, 2000
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                 William F. Wallace

                          *                            Director                        October 20, 2000
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                     Randy Stein

                          *                            Director                        October 20, 2000
-----------------------------------------------------
                   Peter R. Hearl

               *By /s/ DONALD D. WOLF                                                  October 20, 2000
  -------------------------------------------------
                  Attorney-in-Fact

                               INDEX TO EXHIBITS

        EXHIBIT
          NO.                                    DESCRIPTION
        -------                                  -----------
          5              -- Opinion of Akin, Gump, Strauss, Hauer & Feld, L.L.P.
         23.1            -- Consent of Arthur Andersen L.L.P.
         23.2            -- Consent of Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                            (included in its opinion filed as Exhibit 5 hereto).
         23.3            -- Consent of Ryder Scott Company, L.P.
         23.4            -- Consent of Netherland, Sewell & Associates, Inc.
         24.1*           -- Power of Attorney (included on the signature page to
                            Westport Resources Corporation Registration Statement on
                            Form S-1 (File No. 333-40422) and incorporated by
                            reference herein).

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 * Previously filed.